November 1, 2011 Exhibit 99.1 Met Coke World Summit 2011

Some of the following information contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.
Forward-Looking Statements
Certain statements in this presentation are forward-looking as defined in the Private Securities
Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations.  We do not undertake to update our forward-looking statements.  Factors that could affect our results include, but are not limited to: price volatility and demand, particularly in higher margin products;
geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal, power and steel market conditions; coal mining laws and regulations; the availability and costs of competing energy resources; legislative and regulatory developments; risks associated with environmental laws and compliance, including selenium-related matters; developments in greenhouse gas emission regulation and treatment; negotiation of labor contracts, labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; increases to contribution requirements to multi-employer retiree healthcare and pension funds; reductions of purchases or deferral of shipments by major customers; availability and costs of credit; customer performance and credit risks; inflationary trends; worldwide economic and political conditions;
downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the
Company’s ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand or disrupting coal supply. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company’s Form 10-K and Form 10-Q reports.
Statement on Forward-Looking Information

Metallurgical Market Overview
Stabilized global and U.S. steel
mill utilization
Strong seaborne market
China is expected to be a net
importer of 30+ million tonnes
of met coal in 2011
Limited new global supply in the
intermediate term
Adequate U.S. port capacity
Met market expected to remain strong

Industry Trends & Opportunities 3

Domestic & Global Steel Mill Utilization Both domestic & global steel mill utilization rates are at 70-80% 0 10 20 30 40 50 60 70 80 90 100 U.S. Global Updated: 10/22/11 4

Strong Seaborne Met Coal Demand
Sustainable seaborne demand, led by Asia
Source: McCloskey
5
78% forecast increase in
seaborne met demand
Asian seaborne met
demand expected to
almost double between
2010 and 2020
Led by the urbanization of
Asian populations

Chinese Met Coal Trade
Net imports of met coal by China remain strong

(20)
(10)
0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
Aug
2010
YTD
Aug
2011
Imports Exports Net Imports
Source:  IHS McCloskey

U.S. Metallurgical Coal Production

High Mid Low Total Estimate Notes
Alpha 14.6         3.6           1.8           19.9         23.6         1
Arch 6.6           -           1.4           8.0           9.7           2
Walter -           -           7.2           7.2           6.3           3
Consol 2.4           -           4.6           7.0           10.3         4
Patriot 6.9           -           -           6.9           7.6           5
Cleveland-Cliffs 0.6           -           2.2           2.8           3.2           6
Alliance 1.0           -           -           1.0           1.0           7
Rhino 0.7           -           -           0.7           0.8           8
Others 12.5         4.4           4.4           21.4         22.0         9
Total Estimate 45.2         8.0           21.6         74.8         84.5
Notes:
   1.  Includes full year of Alpha and Massey; based on shipment guidance of 9/21/11
   2.  Includes full year of Arch and ICG; based on revised earnings guidance of 9/30/11
   3.  Based on revised operating plans of 9/21/11
   4.  Based on operations update of 10/13/11
   5.  Based on Q3 2011 earnings release
   6.  Based on Q2 2011 earnings release
   7.  Based on Q2 2011 earnings release
   8.  Based on Q2 2011 earnings release
   9.  Patriot estimate
2010 2011

U.S. Exports of Met Coal U.S. met exports are at historical highs 8 0 1 2 3 4 5 6 7 8 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 5-Year Range 2009 2010 2011

U.S. Met Coal Export Destinations
U.S. met exports are growing to three key regions
0
5
10
15
20
25
30
35
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
August
2010
YTD
August
2011
Asia
Canada
Europe/Africa
South America

10
Increasing U.S. Met Coal Exports
YTD August met exports are more than any full year, except 2010
0
10
20
30
40
50
60
70
80
90
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
August
2010
YTD
August
2011
Thermal
Met
Updated:
10/25/11 Source:  EVA

0

20
30
40
50
60
70
80
90
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD
August
2010
YTD
August
2011
Thermal
Met
Updated: 10/25/11 Source:  EVA
11
Increasing U.S. Total Coal Exports
U.S. coal exports to approximate 100 million tons in 2011
International buyers looking for geographic diversity of supply

Adequate U.S. Port Capacity Infrastructure adequate to handle expected exports 12 Total Export Capacity 131 MT 2010 Tons Shipped 81 MT

Challenges 13

Why Global Coal Supply is Constrained
Global supply constraints are tightening markets
China
Constrained rail & truck
infrastructure makes
shipping within China
difficult
Indigenous met coal is
lower quality
Several years running
as significant net
importer
Indonesia, South Africa,
Russia, Vietnam
Domestic demand increases are
absorbing coal production that
was historically exported
Declining exports
U.S.
Depleting eastern reserves
Difficult permitting
Stricter interpretation of
safety rules
Supply increases will be
difficult
Australia
Regional infrastructure
constraints limit supply
increase
Australian production
recovering from record
rainfall in early 2011
Infrastructure needed to
supply global demand
India
Plentiful indigenous coal
reserves, but lower quality
Inadequate transportation
infrastructure
Colombia
Inadequate infrastructure
limiting further exports
Mongolia
Will eventually supply China
Much work & time to build
infrastructure
Ownership/structural
challenges
China
Constrained rail & truck
infrastructure makes
shipping within China
difficult
Indigenous met coal is
lower quality
Several years running
as significant net
importer
Indonesia, South Africa,
Russia, Vietnam
Domestic demand increases are
absorbing coal production that
was historically exported
Declining exports
U.S.
Depleting eastern reserves
Difficult permitting
Stricter interpretation of
safety rules
Supply increases will be
difficult
Australia
Regional infrastructure
constraints limit supply
increase
Australian production
recovering from record
rainfall in early 2011
Infrastructure needed to
supply global demand
Australia
Regional infrastructure
constraints limit supply
increase
Australian production
recovering from record
rainfall in early 2011
Infrastructure needed to
supply global demand
India
Plentiful indigenous coal
reserves, but lower quality
Inadequate transportation
infrastructure
Colombia
Inadequate infrastructure
limiting further exports
Colombia
Inadequate infrastructure
limiting further exports
Mongolia
Will eventually supply China
Much work & time to build
infrastructure
Ownership/structural
challenges

Higher Industry Cost per Ton in Appalachia
More difficult geology
Heightened regulatory scrutiny
–
MSHA and state inspections
–
MSHA & Army Corps of Engineers
permitting delays
–
Clean Water Act impediments
Availability of labor
Higher cost inputs
–
Labor
–
Diesel fuel
–
Steel-based equipment &
supplies

Industry Average Cost per Ton

Steel Prices versus Raw Material Costs
Steel prices remain historically high

0
200
400
600
800
1,000
1,200
China Export Hot-Rolled Coil Steel, FOB main China Port
China Coke Export Price
Australian Hard Coking Coal, FOBT
Chinese Iron Ore Import Price
10/26/11 Updated: Source:  Metal Bulletin, Steel Business Briefing Commodities Research, McCloskey

-10
-5
0
5
10
15
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
India
China
Brazil
Australia
USA
Germany
UK
Japan
Source: Economist Intelligence Unit (The Economist)
Concerns about Global Economies

Chinese & Indian economies expected to remain strong
All global economies growing

Opportunities for Patriot 18

How Patriot Will Participate
Strategy – Focus on growth markets
–
Expand metallurgical coal production
–
Increase exports – Both met and thermal
Leverage to the market
–
Met Build-Out to 11 million tons annually
–
Legacy thermal contract roll-off
Culture
–
Strong safety program & environmental stewardship
–
Disciplined approach, focused on planning and execution
Future growth
–
Organic – Strong reserve base
–
M&A – Bolt-on and transformational
Product & transportation flexibility

Product Diversification
Diverse locations, products & mining methods
Significant met  & thermal coal exports
Mining
Method
YTD Sept ’11
Tons Sold
23.5 Million Tons
Reserves
1.9 Billion Tons
YTD Sept ’11
Shipments

Multiple Basins & Coal Qualities
Northern Appalachia Thermal
Federal
Central Appalachia Metallurgical
Kanawha Eagle
Paint Creek/Winchester
Panther
Rocklick
Wells
Central Appalachia Thermal
Big Mountain
Blue Creek
Campbell’s Creek
Corridor G
Logan County
Illinois Basin Thermal
Bluegrass
Dodge Hill
Highland
Multiple quality & transportation options
Transportation Optionality
Rail
Barge
East Coast & Gulf exports

Patriot Met Coal Complexes 22 Patriot produces premium high-volatile met coal Rocklick Wells Winchester Kanawha Eagle Panther Thermal High-Vol Mid-Vol Low-Vol CSX NS

23 Opening new met mines to meet rising worldwide demand Patriot Met Build-Out Program

Increasing Exports at Patriot Expect double-digit exports in 2012 +260% increase 24

Contact: Janine Orf Vice President – Investor Relations 314.275.3680 jorf@patriotcoal.com FINANCIAL COMMUNITY PRESENTATION November 1, 2011 Met Coke World Summit 2011